Exhibit 99.1

Blackstone Reports First Quarter 2025 Results

New York, April 17, 2025: Blackstone (NYSE:BX) today reported its first quarter 2025 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone reported another quarter of strong results despite turbulent markets. Inflows reached $62 billion — the highest level in nearly three years —
reflecting the deep trust we’ve built with our investors over decades. We also delivered positive investment performance across all of our major strategies. We are well positioned to navigate the current environment with
$177 billion of dry powder to deploy and a resilient, capital-light business model.”

Blackstone issued a full detailed presentation of its first quarter 2025 results, which can be viewed at
www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $0.93 per share to record holders of common stock at the close of business on April 28, 2025. This dividend will be paid on May 5, 2025.

Quarterly Investor Call Details

Blackstone will host its first quarter 2025 investor conference via public webcast on April 17, 2025 at 9:00 a.m. ET.
To register, please use the following link:
https://event.webcasts.com/starthere.jsp?ei=1712875&tp_key=49e0a8fcb5. For those unable to listen to the live

Blackstone

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broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at
https://ir.blackstone.com/.

About Blackstone

Blackstone is the world’s largest alternative asset manager. Blackstone seeks to deliver compelling returns for institutional and individual investors by strengthening the companies in which the firm invests. Blackstone’s more than $1.1 trillion in assets under management include global investment strategies focused on real estate, private equity, credit, infrastructure, life sciences, growth equity, secondaries and hedge funds. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”
“approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,”
“forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual
Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the
SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings.
The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

Blackstone’s First
Quarter 2025 Earnings

APRIL 17, 2025

BLACKSTONE’S FIRST QUARTER 2025 GAAP RESULTS

▪	GAAP Net Income was $1.2 billion for the quarter and $5.1 billion over the last twelve months (“LTM”). GAAP Net
Income Attributable to Blackstone Inc. was $615 million for the quarter and $2.5 billion over the LTM.

($in thousands, except per share data) (unaudited)	1Q’24	1Q’25	1Q’24 LTM	1Q’25 LTM

Revenues

Management and Advisory Fees, Net	$1,727,148	$1,904,317	$6,740,093	$7,366,105

Incentive Fees	179,341	191,825	731,636	976,662

Performance Allocations	1,098,460	825,251	1,742,951	3,555,944

Principal Investments	540,220	344,255	624,248	516,884

Interest and Dividend Revenue	97,839	97,420	523,851	410,740

Other	44,820	(73,610)	(33,955)	5,263

Total Revenues	$3,687,828	$3,289,458	$10,328,824	$12,831,598

Expenses

Compensation and Benefits	1,308,304	1,431,840	3,858,163	5,117,589

General, Administrative and Other	369,950	332,373	1,213,861	1,324,332

Interest Expense	108,203	118,115	435,630	453,600

Fund Expenses	3,950	12,104	74,538	27,830

Total Expenses	$1,790,407	$1,894,432	$5,582,192	$6,923,351

Other Income (Loss)	$(17,767)	$57,575	$(167,620)	$124,180

Income Before Provision for Taxes	$1,879,654	$1,452,601	$4,579,012	$6,032,427

Provision for Taxes	283,671	243,827	749,457	981,827

Net Income	$1,595,983	$1,208,774	$3,829,555	$5,050,600

Redeemable NCI in Consolidated Entities	(39,669)	7,900	(278,487)	(13,720)

Non-Redeemable NCI in Consolidated Entities	788,266	586,022	1,955,588	2,520,346

Net Income Attributable to Blackstone Inc. (‘‘BX’’)	$847,386	$614,852	$2,152,454	$2,543,974

Net Income Per Share of Common Stock, Basic	$1.12	$0.80	$2.84	$3.31

Net Income Per Share of Common Stock, Diluted	$1.11	$0.80	$2.84	$3.31

Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 36-38, Definitions and
Dividend Policy, for definitions of terms used throughout this presentation. NCI means non-controlling interests.	Blackstone | 1

BLACKSTONE’S FIRST QUARTER 2025 HIGHLIGHTS

Financial Measures

▪   Fee Related Earnings (“FRE”) of $1.3 billion ($1.03/share) in the quarter

–  FRE was $5.4 billion over the LTM ($4.40/share)

▪   Distributable Earnings (“DE”) of $1.4 billion ($1.09/share) in the quarter

–  DE was $6.1 billion over the LTM ($4.75/share)

▪   Net Accrued Performance Revenues of $6.4 billion ($5.24/share)

Capital Metrics

▪   Total Assets Under Management (“AUM”) of $1,167.5 billion

–  Fee-Earning AUM of $860.1 billion

–  Perpetual Capital AUM of $464.4 billion

▪   Inflows of $61.6 billion in the quarter and $199.1 billion over the LTM

▪   Deployment of $36.4 billion in the quarter and $145.7 billion over the LTM

▪   Realizations of $25.5 billion in the quarter and $97.6 billion over the LTM

Capital Returned to Shareholders

▪   Dividend of $0.93 per common share payable on May 5, 2025

–  Dividends of $4.05 per common share over the LTM

▪   Repurchased 0.2 million common shares in the quarter and 3.5 million common shares over the LTM

▪   $1.2 billion to be distributed to shareholders with respect to the first quarter and $5.7 billion over the LTM through dividends and share repurchases

Blackstone | 2

BLACKSTONE’S FIRST QUARTER 2025 SEGMENT EARNINGS

			% Change			% Change

($ in thousands, except per share data)	1Q’24	1Q’25	vs. 1Q’24	1Q’24 LTM	1Q’25 LTM	vs. 1Q’24 LTM

Management and Advisory Fees, Net	$1,707,571	$1,891,998	11%	$6,718,428	$7,317,961	9%

Fee Related Performance Revenues	295,501	293,915	(1)%	1,005,784	2,134,359	112%

Fee Related Compensation	(554,077)	(616,982)	11%	(2,133,216)	(2,802,227)	31%

Other Operating Expenses	(288,978)	(306,875)	6%	(1,121,663)	(1,265,989)	13%

Fee Related Earnings	$1,160,017	$1,262,056	9%	$4,469,333	$5,384,104	20%

Realized Performance Revenues	536,393	460,023	(14)%	1,955,969	2,210,661	13%

Realized Performance Compensation	(253,024)	(220,924)	(13)%	(853,017)	(919,146)	8%

Realized Principal Investment Income	9,938	117,910	n/m	77,179	200,498	160%

Net Realizations	293,307	357,009	22%	1,180,131	1,492,013	26%

Total Segment Distributable Earnings	$1,453,324	$1,619,065	11%	$5,649,464	$6,876,117	22%

Distributable Earnings	$1,266,378	$1,410,805	11%	$5,078,241	$6,111,169	20%

Additional Metrics:

Net Income Per Share of Common Stock, Basic	$1.12	$0.80	(29)%	$2.84	$3.31	17%

FRE per Share	$0.95	$1.03	8%	$3.67	$4.40	20%

DE per Common Share	$0.98	$1.09	11%	$3.96	$4.75	20%

Total Segment Revenues	$2,549,403	$2,763,846	8%	$9,757,360	$11,863,479	22%

Total Assets Under Management	$1,061,262,748	$1,167,461,910	10%	$1,061,262,748	$1,167,461,910	10%

Fee-Earning Assets Under Management	$781,397,555	$860,069,950	10%	$781,397,555	$860,069,950	10%

Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 24, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 23, Shareholder Dividends) and end of period Participating Common Shares outstanding. LTM FRE per Share and DE per

Common Share amounts represent the sum of the last four quarters. See pages 32-33 for the Reconciliation of GAAP to Total Segment Measures.

Blackstone | 3

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES

▪	Appreciation across strategies led to higher Net Accrued Performance Revenues quarter-over-quarter of $6.4 billion ($5.24/share).

Investment Performance

(appreciation / gross returns)

	1Q’25	1Q’25 LTM

Real Estate

Opportunistic	0.2%	(3.7)%

Core+	1.2%	0.1%

Private Equity

Corporate Private Equity	1.1%	14.1%

Tactical Opportunities	2.9%	11.8%

Secondaries	0.6%	6.0%

Infrastructure	7.5%	23.6%

Credit & Insurance

Private Credit	2.7%	15.0%

Liquid Credit	0.5%	7.4%

Multi-Asset Investing

Absolute Return Composite	2.6%	11.0%

Net Accrued Performance Revenues

($ in millions)

Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Credit & Insurance and Multi-Asset Investing.

Secondaries appreciation excludes GP Stakes. Effective 1Q’25, Infrastructure appreciation includes Blackstone Infrastructure Strategies or “BXINFRA”.

Private Credit net returns were 2.0% and 10.8% for 1Q’25 and 1Q’25 LTM, respectively. Liquid Credit net returns were 0.4% and 6.9% for 1Q’25 and 1Q’25 LTM,

respectively. Absolute Return Composite net returns were 2.4% and 9.9% for 1Q’25 and 1Q’25 LTM, respectively. See notes on page 34 for additional details on investment performance.

Blackstone | 4

CAPITAL METRICS – ADDITIONAL DETAIL

▪	Inflows were $61.6 billion in the quarter, bringing LTM inflows to $199.1 billion.

▪	Deployed $36.4 billion in the quarter and $145.7 billion over the LTM.

–	Committed an additional $13.4 billion that was not yet deployed in the quarter.

▪	Realizations were $25.5 billion in the quarter and $97.6 billion over the LTM.

	Inflows		Capital Deployed		Realizations

($ in millions)	1Q’25	1Q’25 LTM	1Q’25	1Q’25 LTM	1Q’25	1Q’25 LTM

Real Estate	$6,176	$26,027	$5,233	$25,717	$4,306	$22,623

Opportunistic	1,707	4,417	2,647	15,627	804	4,169

Core+	3,359	12,706	1,608	3,893	1,318	9,304

Debt Strategies	1,109	8,905	978	6,198	2,184	9,150

Private Equity	21,685	55,605	16,368	51,211	6,467	30,111

Corporate Private Equity	12,904	29,039	8,660	24,756	3,000	16,056

Tactical Opportunities	634	4,324	1,000	5,475	2,025	4,146

Secondaries	6,397	11,977	5,898	15,191	1,348	8,098

Infrastructure	1,750	10,264	809	5,789	94	1,811

Credit & Insurance	30,349	104,568	13,998	65,826	13,888	41,736

Multi-Asset Investing	3,425	12,851	812	2,995	825	3,113

Total Blackstone	$61,635	$199,052	$36,411	$145,748	$25,486	$97,583

Corporate Private Equity also includes Life Sciences, Growth, BTAS, and BXPE. AUM and related capital metrics are reported in the segment where the assets are managed.	Blackstone | 5

ASSETS UNDER MANAGEMENT

▪	Total AUM increased to $1,167.5 billion, up 10% year-over-year, with $61.6 billion of inflows in the quarter and $199.1 billion over the LTM.

▪	Fee-Earning AUM of $860.1 billion was up 10% year-over-year, with $44.2 billion of inflows in the quarter and $170.5 billion over the LTM.

▪	Perpetual Capital AUM reached $464.4 billion, up 14% year-over-year.

–	Fee-Earning Perpetual Capital AUM increased to $399.2 billion, representing 46% of Fee-Earning AUM.

Multi-Asset Investing had $129 million and $40 million of Perpetual Capital AUM as of 1Q’24 and 1Q’25, respectively.	Blackstone | 6

ADDITIONAL CAPITAL DETAIL

▪	Invested Performance Eligible AUM reached $582.8 billion at quarter end.

▪	Undrawn capital (“Total Dry Powder”) available for investment of $177.2 billion.

Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.	Blackstone | 7

Segment Highlights

Blackstone | 8

SEGMENT DISTRIBUTABLE EARNINGS COMPOSITION

▪	1Q’25 Total Segment Distributable Earnings were $1.6 billion.

▪	LTM Total Segment Distributable Earnings were $6.9 billion.

Segment Distributable Earnings ($ in millions)

Blackstone | 9

REAL ESTATE

▪	Total AUM: $320.0 billion with inflows of $6.2 billion in the quarter and $26.0 billion over the LTM.

–	Inflows in the quarter included $1.2 billion in the seventh European opportunistic fund, $832 million of capital raised in BREIT, $551 million in the fifth real estate debt strategies fund, and $1.2 billion of capital raised in BEPIF and related co-investment.

▪	Capital Deployed: $5.2 billion in the quarter, including the take private of Retail Opportunity Investments and an additional investment in The Arch Company, and $25.7 billion over the LTM.

▪	Realizations: $4.3 billion in the quarter and $22.6 billion over the LTM.

▪	Appreciation: Opportunistic funds appreciated 0.2% in the quarter and declined (3.7)% over the LTM; Core+ funds appreciated 1.2% in the quarter and 0.1% over the LTM.

			% Change			% Change

($ in thousands)	1Q’24	1Q’25	vs. 1Q’24	1Q’24 LTM	1Q’25 LTM	vs. 1Q’24 LTM

Management Fees, Net	$720,439	$700,848	(3)%	$2,848,306	$2,855,686	0%

Fee Related Performance Revenues	129,958	37,803	(71)%	403,450	111,270	(72)%

Fee Related Compensation	(174,569)	(170,525)	(2)%	(712,839)	(670,921)	(6)%

Other Operating Expenses	(89,762)	(83,281)	(7)%	(340,631)	(373,840)	10%

Fee Related Earnings	$586,066	$484,845	(17)%	$2,198,286	$1,922,195	(13)%

Realized Performance Revenues	49,967	19,010	(62)%	283,229	170,017	(40)%

Realized Performance Compensation	(21,863)	(8,770)	(60)%	(141,997)	(87,918)	(38)%

Realized Principal Investment Income	2,193	349	(84)%	7,597	12,678	67%

Net Realizations	30,297	10,589	(65)%	148,829	94,777	(36)%

Segment Distributable Earnings	$616,363	$495,434	(20)%	$2,347,115	$2,016,972	(14)%

Segment Revenues	$902,557	$758,010	(16)%	$3,542,582	$3,149,651	(11)%

Total AUM	$339,332,420	$319,988,734	(6)%	$339,332,420	$319,988,734	(6)%

Fee-Earning AUM	$301,583,557	$282,060,486	(6)%	$301,583,557	$282,060,486	(6)%

Blackstone | 10

PRIVATE EQUITY

▪	Total AUM: Increased 16% to $371.0 billion with inflows of $21.7 billion in the quarter and $55.6 billion over the LTM.

–	Inflows in the quarter included $6.4 billion in Secondaries, $4.4 billion for the initial close of the third Corporate Private Equity Asia fund, $1.7 billion in Infrastructure, and $634 million in Tactical Opportunities.

–	$2.5 billion of capital raised for BXPE and $1.6 billion of capital raised for BXINFRA, including amounts allocated to other strategies.

▪	Capital Deployed: $16.4 billion in the quarter, including Jersey Mike’s, Smartsheet, and Inhabit, and $51.2 billion over the LTM; committed an additional $7.4 billion in the quarter, including to Safe Harbor Marinas and Potomac.

▪	Realizations: $6.5 billion in the quarter, including VFS Global, Superbet, and Vine Energy, and $30.1 billion over the LTM.

▪	Appreciation: Corporate Private Equity appreciated 1.1% in the quarter and 14.1% over the LTM.

–	Tactical Opportunities appreciated 2.9% in the quarter and 11.8% over the LTM; Secondaries appreciated 0.6% in the quarter and 6.0% over the LTM; Infrastructure appreciated 7.5% in the quarter and 23.6% over the LTM.

			% Change			% Change

($ in thousands)	1Q’24	1Q’25	vs. 1Q’24	1Q’24 LTM	1Q’25 LTM	vs. 1Q’24 LTM

Management and Advisory Fees, Net	$501,207	$621,792	24%	$2,019,027	$2,318,865	15%

Fee Related Performance Revenues	-	60,904	n/m	-	1,246,332	n/m

Fee Related Compensation	(162,559)	(203,319)	25%	(614,511)	(1,204,997)	96%

Other Operating Expenses	(90,035)	(102,894)	14%	(339,505)	(404,168)	19%

Fee Related Earnings	$248,613	$376,483	51%	$1,065,011	$1,956,032	84%

Realized Performance Revenues	449,874	350,073	(22)%	1,292,732	1,292,646	(0)%

Realized Performance Compensation	(220,481)	(171,141)	(22)%	(571,038)	(584,151)	2%

Realized Principal Investment Income	22,429	9,176	(59)%	64,481	39,103	(39)%

Net Realizations	251,822	188,108	(25)%	786,175	747,598	(5)%

Segment Distributable Earnings	$500,435	$564,591	13%	$1,851,186	$2,703,630	46%

Segment Revenues	$973,510	$1,041,945	7%	$3,376,240	$4,896,946	45%

Total AUM	$320,809,532	$370,989,871	16%	$320,809,532	$370,989,871	16%

Fee-Earning AUM	$179,353,534	$226,219,392	26%	$179,353,534	$226,219,392	26%

BXPE represents the aggregate BXPE fund platform, which comprises both U.S. and non-U.S. vehicles.	Blackstone | 11

CREDIT & INSURANCE

▪	Total AUM: Increased 21% to $388.7 billion with inflows of $30.3 billion in the quarter and $104.6 billion over the LTM.

–	Inflows in the quarter included $17.5 billion for the global direct lending strategy, inclusive of $3.8 billion of equity raised for BCRED, and $5.8 billion for infrastructure and asset based credit strategies.

–	Closed 3 new CLOs (2 U.S. and 1 European) for $1.5 billion.

▪	Capital Deployed: $14.0 billion in the quarter and $65.8 billion over the LTM driven by U.S. direct lending as well as infrastructure and asset based credit strategies.

▪	Realizations: $13.9 billion in the quarter and $41.7 billion over the LTM.

▪	Returns: Private Credit gross return of 2.7% (2.0% net) and Liquid Credit gross return of 0.5% (0.4% net) in the quarter.

–	Private Credit gross return of 15.0% (10.8% net) and Liquid Credit gross return of 7.4% (6.9% net) over the LTM.

▪	Realized Principal Investment Income in the quarter included the sale of Bistro, a portfolio visualization software platform developed by Blackstone, to Clearwater Analytics.

			% Change			% Change

($ in thousands)	1Q’24	1Q’25	vs. 1Q’24	1Q’24 LTM	1Q’25 LTM	vs. 1Q’24 LTM

Management Fees, Net	$369,815	$447,044	21%	$1,383,256	$1,659,036	20%

Fee Related Performance Revenues	165,543	195,208	18%	602,334	776,757	29%

Fee Related Compensation	(178,521)	(201,618)	13%	(645,498)	(778,717)	21%

Other Operating Expenses	(84,576)	(96,278)	14%	(334,784)	(383,056)	14%

Fee Related Earnings	$272,261	$344,356	26%	$1,005,308	$1,274,020	27%

Realized Performance Revenues	15,120	91,597	506%	207,559	389,569	88%

Realized Performance Compensation	(5,321)	(40,495)	661%	(89,040)	(164,988)	85%

Realized Principal Investment Income	3,561	107,903	n/m	19,347	144,197	645%

Net Realizations	13,360	159,005	n/m	137,866	368,778	167%

Segment Distributable Earnings	$285,621	$503,361	76%	$1,143,174	$1,642,798	44%

Segment Revenues	$554,039	$841,752	52%	$2,212,496	$2,969,559	34%

Total AUM	$322,525,630	$388,720,401	21%	$322,525,630	$388,720,401	21%

Fee-Earning AUM	$229,350,998	$274,120,326	20%	$229,350,998	$274,120,326	20%

Blackstone | 12

MULTI-ASSET INVESTING

▪	Total AUM: Increased 12% to $87.8 billion with inflows of $3.4 billion in the quarter and $12.9 billion over the LTM.

▪	Returns: Absolute Return Composite gross return of 2.6% in the quarter (2.4% net), outperforming the HFRX Global Hedge Fund Index, which was 0.5%.

–	Absolute Return benefited from performance across strategies, including quantitative, macro, and credit during the quarter.

–	Gross returns of 11.0% over the LTM (9.9% net), compared to 3.2% return for the HFRX Global Hedge Fund Index, with significantly less volatility than the broader markets.

			% Change			% Change

($ in thousands)	1Q’24	1Q’25	vs. 1Q’24	1Q’24 LTM	1Q’25 LTM	vs. 1Q’24 LTM

Management Fees, Net	$116,110	$122,314	5%	$467,839	$484,374	4%

Fee Related Compensation	(38,428)	(41,520)	8%	(160,368)	(147,592)	(8)%

Other Operating Expenses	(24,605)	(24,422)	(1)%	(106,743)	(104,925)	(2)%

Fee Related Earnings	$53,077	$56,372	6%	$200,728	$231,857	16%

Realized Performance Revenues	21,432	(657)	n/m	172,449	358,429	108%

Realized Performance Compensation	(5,359)	(518)	(90)%	(50,942)	(82,089)	61%

Realized Principal Investment Income (Loss)	(18,245)	482	n/m	(14,246)	4,520	n/m

Net Realizations	(2,172)	(693)	(68)%	107,261	280,860	162%

Segment Distributable Earnings	$50,905	$55,679	9%	$307,989	$512,717	66%

Segment Revenues	$119,297	$122,139	2%	$626,042	$847,323	35%

Total AUM	$78,595,166	$87,762,904	12%	$78,595,166	$87,762,904	12%

Fee-Earning AUM	$71,109,466	$77,669,746	9%	$71,109,466	$77,669,746	9%

Blackstone | 13

Supplemental Details

Blackstone | 14

TOTAL SEGMENTS

($ in thousands)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25	1Q’24 LTM	1Q’25 LTM

Base Management Fees	$1,644,730	$1,651,566	$1,710,941	$1,773,645	$1,807,119	$6,491,030	$6,943,271

Transaction, Advisory and Other Fees, Net	66,938	132,536	82,506	117,708	111,309	257,120	444,059

Management Fee Offsets	(4,097)	(4,164)	(6,713)	(32,062)	(26,430)	(29,722)	(69,369)

Total Management and Advisory Fees, Net	1,707,571	1,779,938	1,786,734	1,859,291	1,891,998	6,718,428	7,317,961

Fee Related Performance Revenues	295,501	177,067	264,101	1,399,276	293,915	1,005,784	2,134,359

Fee Related Compensation	(554,077)	(552,913)	(554,855)	(1,077,477)	(616,982)	(2,133,216)	(2,802,227)

Other Operating Expenses	(288,978)	(293,122)	(320,823)	(345,169)	(306,875)	(1,121,663)	(1,265,989)

Fee Related Earnings	$1,160,017	$1,110,970	$1,175,157	$1,835,921	$1,262,056	$4,469,333	$5,384,104

Realized Performance Revenues	536,393	542,889	342,669	865,080	460,023	1,955,969	2,210,661

Realized Performance Compensation	(253,024)	(251,057)	(157,570)	(289,595)	(220,924)	(853,017)	(919,146)

Realized Principal Investment Income	9,938	16,572	40,403	25,613	117,910	77,179	200,498

Total Net Realizations	$293,307	$308,404	$225,502	$601,098	$357,009	$1,180,131	$1,492,013

Total Segment Distributable Earnings	$1,453,324	$1,419,374	$1,400,659	$2,437,019	$1,619,065	$5,649,464	$6,876,117

Distributable Earnings	$1,266,378	$1,252,221	$1,278,650	$2,169,493	$1,410,805	$5,078,241	$6,111,169

Additional Metrics:

Total Segment Revenues	$2,549,403	$2,516,466	$2,433,907	$4,149,260	$2,763,846	$9,757,360	$11,863,479

Total Assets Under Management	$1,061,262,748	$1,076,371,811	$1,107,628,362	$1,127,179,996	$1,167,461,910	$1,061,262,748	$1,167,461,910

Fee-Earning Assets Under Management	$781,397,555	$808,656,801	$820,457,203	$830,708,603	$860,069,950	$781,397,555	$860,069,950

Blackstone | 15

ASSETS UNDER MANAGEMENT - ROLLFORWARD

Total AUM Rollforward

($ in millions)

	Three Months Ended March 31, 2025					Twelve Months Ended March 31, 2025

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$315,353	$352,169	$375,508	$84,150	$1,127,180	$339,332	$320,810	$322,526	$78,595	$1,061,263

Inflows	6,176	21,685	30,349	3,425	61,635	26,027	55,605	104,568	12,851	199,052

Outflows	(2,676)	(3,438)	(6,626)	(1,124)	(13,864)	(23,987)	(8,858)	(8,770)	(8,971)	(50,587)

Net Flows	3,499	18,247	23,723	2,302	47,771	2,041	46,747	95,797	3,880	148,465

Realizations	(4,306)	(6,467)	(13,888)	(825)	(25,486)	(22,623)	(30,111)	(41,736)	(3,113)	(97,583)

Market Activity	5,442	7,042	3,377	2,135	17,997	1,238	33,545	12,133	8,401	55,317

Ending Balance	$319,989	$370,990	$388,720	$87,763	$1,167,462	$319,989	$370,990	$388,720	$87,763	$1,167,462

% Change	1%	5%	4%	4%	4%	(6)%	16%	21%	12%	10%

Fee-Earning AUM Rollforward

($ in millions)

	Three Months Ended March 31, 2025					Twelve Months Ended March 31, 2025

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$278,915	$212,183	$264,618	$74,993	$830,709	$301,584	$179,354	$229,351	$71,109	$781,398

Inflows	5,973	15,352	20,404	2,431	44,159	25,621	59,273	75,708	9,943	170,544

Outflows	(2,596)	(1,669)	(4,930)	(1,036)	(10,232)	(22,629)	(9,449)	(9,332)	(8,387)	(49,797)

Net Flows	3,376	13,682	15,474	1,394	33,927	2,992	49,823	66,377	1,556	120,748

Realizations	(3,817)	(2,815)	(7,851)	(693)	(15,175)	(23,122)	(10,707)	(27,709)	(2,818)	(64,357)

Market Activity	3,586	3,169	1,880	1,975	10,610	607	7,750	6,101	7,823	22,281

Ending Balance	$282,060	$226,219	$274,120	$77,670	$860,070	$282,060	$226,219	$274,120	$77,670	$860,070

% Change	1%	7%	4%	4%	4%	(6)%	26%	20%	9%	10%

Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense drawdowns and decreased side-by-side commitments).

Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.

Blackstone | 16

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS

▪	At March 31, 2025, Blackstone had $9.8 billion in total cash, cash equivalents, corporate treasury, and other investments and $19.4 billion of cash and net investments, or $15.89 per share.

▪	Blackstone has a $4.3 billion credit revolver ($3.4 billion undrawn) and maintains A+/A+ ratings.

($ in millions)	1Q’25

Cash and Cash Equivalents	$2,387

Corporate Treasury and Other Investments	7,441

GP/Fund Investments	3,181

Net Accrued Performance Revenues	6,399

Cash and Net Investments	$19,408

Outstanding Debt (at par)	12,313

Cash and Net Investments

(per share)

A+/A+

rated by S&P and Fitch

$4.3B

credit revolver with

December 2028 maturity

$9.8B

total cash, corporate

treasury and other

Balance Sheet Highlights exclude the consolidated Blackstone Funds. Other Investments was $6.3 billion as of March 31, 2025, which was comprised of $5.8 billion of liquid investments and $509 million of illiquid investments. See notes on pages 31 and 34 for additional details on non-GAAP balance sheet measures.	Blackstone | 17

NET ACCRUED PERFORMANCE REVENUES – ADDITIONAL DETAIL

($ in millions, except per share data)

	1Q’24	4Q’24	1Q’25	1Q’25
				Per Share

Real Estate

BREP Global	$1,324	$873	$904	$0.74

BREP Europe	115	126	69	0.06

BREP Asia	89	98	98	0.08

BPP	73	42	37	0.03

BREDS	30	27	32	0.03

BTAS	-	19	-	-

Real Estate	$1,632	$1,186	$1,140	$0.93

Private Equity

BCP Global	1,593	1,733	1,739	1.42

BCP Asia	180	334	253	0.21

Energy/Energy Transition	395	568	545	0.45

Core Private Equity	230	247	257	0.21

Tactical Opportunities	158	201	200	0.16

Secondaries	804	1,072	1,144	0.94

Infrastructure	389	84	248	0.20

Life Sciences	85	197	214	0.18

BTAS/BXPE	201	229	238	0.19

Private Equity	$4,034	$4,665	$4,838	$3.96

Credit & Insurance	$355	$401	$374	$0.31

Multi-Asset Investing	$63	$30	$46	$0.04

Net Accrued Performance Revenues	$6,084	$6,281	$6,399	$5.24

1Q’25 QoQ Rollforward

($ in millions)

		Net	Net

		Performance	Realized

	4Q’24	Revenues	Distributions	1Q’25

Real Estate	$1,186	$4	$(49)	$1,140

Private Equity	4,665	398	(224)	4,838

Credit & Insurance	401	169	(196)	374

Multi-Asset Investing	30	15	1	46

Total	$6,281	$586	$(468)	$6,399

QoQ Change				2%

1Q’25 LTM Rollforward

($ in millions)

		Net	Net
		Performance	Realized
	1Q’24	Revenues	Distributions	1Q’25

Real Estate	$1,632	$(309)	$(182)	$1,140

Private Equity	4,034	2,252	(1,448)	4,838

Credit & Insurance	355	728	(709)	374

Multi-Asset Investing	63	260	(276)	46

Total	$6,084	$2,930	$(2,615)	$6,399

YoY Change				5%

Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Real Estate and Private Equity include co-investments, as applicable. Per Share calculations are based on end of period DE Shares Outstanding (see page 24, Share Summary).	Blackstone | 18

INVESTMENT RECORDS AS OF MARCH 31, 2025(a)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Real Estate
Pre-BREP - BREP IV (Jan 1992 / Dec 2005)	$5,441,163	$-	$-	n/a	$12,219,526	2.0x	$12,219,526	2.0x	24%	24%
BREP V (Dec 2005 / Feb 2007)	5,539,418	-	6,711	n/a	13,463,448	2.3x	13,470,159	2.3x	11%	11%
BREP VI (Feb 2007 / Aug 2011)	11,060,122	-	5,033	n/a	27,761,681	2.5x	27,766,714	2.5x	13%	13%
BREP VII (Aug 2011 / Apr 2015)	13,506,810	897,723	1,609,759	0.5x	28,770,800	2.2x	30,380,559	1.9x	18%	14%
BREP VIII (Apr 2015 / Jun 2019)	16,634,957	1,484,708	10,680,346	1.3x	22,984,755	2.3x	33,665,101	1.8x	23%	12%
BREP IX (Jun 2019 / Aug 2022)	21,353,206	3,253,449	22,048,718	1.3x	9,239,200	2.1x	31,287,918	1.4x	53%	9%
*BREP X (Aug 2022 / Feb 2028)	30,638,788	19,618,939	13,150,807	1.2x	932,641	1.2x	14,083,448	1.2x	6%	10%
Total Global BREP	$104,174,464	$25,254,819	$47,501,374	1.2x	$115,372,051	2.3x	$162,873,425	1.8x	17%	15%
BREP Int’l I-II (Jan 2001 / Jun 2008) (e)	€2,453,920	€-	€-	n/a	€3,956,202	1.9x	€3,956,202	1.9x	12%	12%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,420	395,130	58,993	0.3x	5,926,938	2.1x	5,985,931	2.0x	14%	13%
BREP Europe IV (Sep 2013 / Dec 2016)	6,676,604	1,096,895	968,618	0.8x	10,198,388	1.9x	11,167,006	1.7x	17%	12%
BREP Europe V (Dec 2016 / Oct 2019)	7,997,397	795,468	4,276,162	0.8x	6,762,819	3.8x	11,038,981	1.5x	41%	6%
BREP Europe VI (Oct 2019 / Sep 2023)	9,935,953	2,971,696	8,039,185	1.2x	3,470,399	2.6x	11,509,584	1.4x	72%	9%
*BREP Europe VII (Sep 2023 / Mar 2029)	9,787,312	7,352,777	2,829,279	1.2x	-	n/a	2,829,279	1.2x	n/a	15%
Total BREP Europe	€40,056,606	€12,611,966	€16,172,237	1.0x	€30,314,746	2.3x	€46,486,983	1.6x	16%	10%
BREP Asia I (Jun 2013 / Dec 2017)	$4,262,075	$898,633	$1,507,879	1.7x	$7,310,115	1.9x	$8,817,994	1.9x	16%	12%
BREP Asia II (Dec 2017 / Mar 2022)	7,356,568	1,272,626	6,135,205	1.2x	2,349,384	1.8x	8,484,589	1.3x	23%	4%
*BREP Asia III (Mar 2022 / Sep 2027)	8,224,736	4,831,424	3,497,537	1.1x	7,244	1.6x	3,504,781	1.1x	n/a	(7)%
Total BREP Asia	$19,843,379	$7,002,683	$11,140,621	1.2x	$9,666,743	1.9x	$20,807,364	1.4x	16%	7%
BREP Co-Investment (f)	7,682,096	106,652	1,089,328	1.5x	15,268,392	2.2x	16,357,720	2.2x	16%	16%
Total BREP	$178,379,378	$45,999,975	$77,792,144	1.1x	$177,369,937	2.2x	$255,162,081	1.7x	17%	14%
*BREDS High-Yield (Various) (g)	27,606,643	10,470,767	4,864,095	1.1x	22,434,529	1.3x	27,298,624	1.3x	10%	9%
Private Equity
Corporate Private Equity
BCP I-III (Oct 1987 / Nov 2002)	$6,187,603	$-	$-	n/a	$14,239,072	2.4x	$14,239,072	2.4x	19%	19%
BCOM (Jun 2000 / Jun 2006)	2,137,330	24,575	183	n/a	2,995,106	1.4x	2,995,289	1.4x	6%	6%
BCP IV (Nov 2002 / Dec 2005)	6,773,182	195,824	356	n/a	21,720,334	2.9x	21,720,690	2.9x	36%	36%
BCP V (Dec 2005 / Jan 2011)	21,009,112	982,018	22,149	n/a	38,862,488	1.9x	38,884,637	1.9x	8%	8%
BCP VI (Jan 2011 / May 2016)	15,195,620	1,341,404	3,979,511	2.1x	29,147,077	2.3x	33,126,588	2.2x	15%	12%
BCP VII (May 2016 / Feb 2020)	18,870,938	1,463,082	17,491,839	1.6x	20,218,072	2.7x	37,709,911	2.1x	25%	13%
BCP VIII (Feb 2020 / Apr 2024)	25,744,697	8,383,978	24,918,951	1.4x	4,726,430	2.2x	29,645,381	1.5x	34%	10%
*BCP IX (Apr 2024 / Apr 2029)	21,703,780	21,428,202	290,826	n/a	-	n/a	290,826	n/a	n/a	n/a
Energy I (Aug 2011 / Feb 2015)	2,441,558	174,492	524,587	2.0x	4,291,859	2.0x	4,816,446	2.0x	13%	12%
Energy II (Feb 2015 / Feb 2020)	4,925,348	871,895	4,275,177	2.1x	4,754,766	1.8x	9,029,943	2.0x	12%	9%
Energy III (Feb 2020 / Jun 2024)	4,354,865	1,502,071	5,036,677	2.0x	2,300,669	2.4x	7,337,346	2.1x	38%	26%
*Energy Transition IV (Jun 2024 / Jun 2029)	5,847,043	5,192,459	942,507	1.7x	-	n/a	942,507	1.7x	n/a	n/a
BCP Asia I (Dec 2017 / Sep 2021)	2,437,080	417,510	2,449,459	2.0x	2,861,189	3.1x	5,310,648	2.4x	44%	23%
*BCP Asia II (Sep 2021 / Sep 2027)	6,802,798	4,316,853	3,905,817	2.0x	806,946	3.4x	4,712,763	2.1x	110%	38%
BCP Asia III (TBD)	4,440,306	4,440,306	-	n/a	-	n/a	-	n/a	n/a	n/a
Core Private Equity I (Jan 2017 / Mar 2021) (h)	4,760,130	1,181,562	7,677,225	2.0x	2,918,278	5.2x	10,595,503	2.4x	59%	16%
*Core Private Equity II (Mar 2021 / Mar 2026) (h)	8,231,093	5,052,718	4,807,640	1.4x	502,247	n/a	5,309,887	1.5x	n/a	14%
Total Corporate Private Equity	$161,862,483	$56,968,949	$76,322,904	1.6x	$150,344,533	2.3x	$226,667,437	2.0x	16%	15%
Tactical Opportunities
*Tactical Opportunities (Various)	31,319,202	12,464,531	14,783,336	1.3x	27,026,399	1.8x	41,809,735	1.6x	14%	10%
*Tactical Opportunities Co-Investment and Other (Various)	10,611,809	1,263,096	4,552,027	2.4x	10,856,969	1.8x	15,408,996	1.9x	18%	16%
Total Tactical Opportunities	$41,931,011	$13,727,627	$19,335,363	1.4x	$37,883,368	1.8x	$57,218,731	1.6x	16%	12%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BREP – Blackstone Real Estate Partners, BREDS – Blackstone Real Estate Debt Strategies, BCP –

Blackstone Capital Partners, BCOM – Blackstone Communications.

* Represents funds that are currently in their investment period.

Blackstone | 19

INVESTMENT RECORDS AS OF MARCH 31, 2025(a) – (CONT’D)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total

Private Equity (continued)

Growth

BXG I (Jul 2020 / Feb 2025)	$4,959,544	$861,159	$3,913,729	1.0x	$552,701	2.7x	$4,466,430	1.1x	n/m	(1)%

*BXG II (Feb 2025 / Feb 2030)	4,345,044	4,345,044	-	n/a	-	n/a	-	n/a	n/a	n/a

Total Growth	$9,304,588	$5,206,203	$3,913,729	1.0x	$552,701	2.7x	$4,466,430	1.1x	n/m	(1)%

Strategic Partners (Secondaries)

Strategic Partners I-V (Various) (i)	11,035,527	9,572	4,387	n/a	16,786,501	n/a	16,790,888	1.7x	n/a	13%

Strategic Partners VI (Apr 2014 / Apr 2016) (i)	4,362,772	594,367	561,660	n/a	4,503,085	n/a	5,064,745	1.7x	n/a	13%

Strategic Partners VII (May 2016 / Mar 2019) (i)	7,489,970	1,637,716	2,758,274	n/a	7,903,695	n/a	10,661,969	1.9x	n/a	16%

Strategic Partners Real Assets II (May 2017 / Jun 2020) (i)	1,749,807	518,153	1,280,692	n/a	1,240,984	n/a	2,521,676	1.8x	n/a	15%

Strategic Partners VIII (Mar 2019 / Oct 2021) (i)	10,763,600	3,655,001	7,440,200	n/a	7,384,986	n/a	14,825,186	1.7x	n/a	21%

*Strategic Partners Real Estate, SMA and Other (Various) (i)	7,055,591	1,881,034	2,525,446	n/a	2,643,945	n/a	5,169,391	1.5x	n/a	12%

Strategic Partners Infrastructure III (Jun 2020 / Jun 2024) (i)	3,250,100	795,286	2,506,133	n/a	557,124	n/a	3,063,257	1.5x	n/a	18%

*Strategic Partners IX (Oct 2021 / Jan 2027) (i)	19,692,625	5,513,211	11,637,949	n/a	1,107,668	n/a	12,745,617	1.3x	n/a	16%

*Strategic Partners GP Solutions (Jun 2021 / Dec 2026) (i)	2,095,211	658,888	972,789	n/a	9,152	n/a	981,941	1.0x	n/a	(4)%

*Strategic Partners Infrastructure IV (Jul 2024 / Jun 2029) (i)	3,132,184	2,574,522	55,799	n/a	-	n/a	55,799	n/a	n/a	n/a

Total Strategic Partners (Secondaries)	$70,627,387	$17,837,750	$29,743,329	n/a	$42,137,140	n/a	$71,880,469	1.6x	n/a	14%

Life Sciences

Clarus IV (Jan 2018 / Jan 2020)	910,000	56,714	705,810	2.1x	585,728	1.4x	1,291,538	1.7x	6%	9%

BXLS V (Jan 2020 / Mar 2025)	4,974,393	2,189,109	4,360,497	2.0x	896,899	1.6x	5,257,396	1.9x	n/m	19%

Credit

Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)	$2,000,000	$97,114	$-	n/a	$4,809,113	1.6x	$4,809,113	1.6x	n/a	17%

Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)	4,120,000	993,260	72,592	0.6x	6,678,087	1.4x	6,750,679	1.4x	n/a	9%

Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)	6,639,133	1,098,907	1,731,449	1.1x	8,870,082	1.6x	10,601,531	1.5x	n/a	11%

*Mezzanine / Opportunistic IV (Jan 2021 / Jan 2026)	5,016,771	1,499,419	4,464,151	1.2x	2,046,352	1.6x	6,510,503	1.3x	n/a	14%

Mezzanine / Opportunistic V (TBD)	3,497,320	3,497,320	-	n/a	-	n/a	-	n/a	n/a	n/a

Total Mezzanine / Opportunistic	$21,273,224	$7,186,020	$6,268,192	1.1x	$22,403,634	1.5x	$28,671,826	1.4x	n/a	13%

Stressed / Distressed I (Sep 2009 / May 2013)	3,253,143	-	-	n/a	5,777,098	1.3x	5,777,098	1.3x	n/a	9%

Stressed / Distressed II (Jun 2013 / Jun 2018)	5,125,000	547,430	77,220	0.2x	5,503,427	1.2x	5,580,647	1.1x	n/a	1%

Stressed / Distressed III (Dec 2017 / Dec 2022)	7,356,380	1,065,582	1,594,092	0.8x	5,345,268	1.6x	6,939,360	1.3x	n/a	10%

Total Stressed / Distressed	$15,734,523	$1,613,012	$1,671,312	0.7x	$16,625,793	1.3x	$18,297,105	1.2x	n/a	7%

European Senior Debt I (Feb 2015 / Feb 2019)	€1,964,689	€69,963	€173,117	0.3x	€2,981,872	1.3x	€3,154,989	1.1x	n/a	1%

European Senior Debt II (Jun 2019 / Jun 2023) (j)	4,088,344	831,881	3,383,292	1.0x	3,537,773	1.8x	6,921,065	1.3x	n/a	9%

Total European Senior Debt	€6,053,033	€901,844	€3,556,409	0.9x	€6,519,645	1.6x	€10,076,054	1.2x	n/a	6%

Energy I (Nov 2015 / Nov 2018)	$2,856,867	$1,281,419	$175,344	0.9x	$3,418,703	1.6x	$3,594,047	1.5x	n/a	10%

Energy II (Feb 2019 / Jun 2023)	3,616,081	1,464,279	746,613	1.0x	3,072,811	1.4x	3,819,424	1.3x	n/a	15%

*Energy III (May 2023 / May 2028)	6,477,000	3,899,856	2,756,704	1.1x	657,246	n/a	3,413,950	1.1x	n/a	14%

Total Energy	$12,949,948	$6,645,554	$3,678,661	1.0x	$7,148,760	1.5x	$10,827,421	1.3x	n/a	12%

*Senior Direct Lending I (Dec 2023 / Dec 2025) (k)	2,057,661	1,009,339	1,830,119	1.1x	64,162	1.1x	1,894,281	1.1x	n/a	n/m

Total Credit Drawdown Funds (l)	$58,921,015	$17,428,097	$17,289,918	1.0x	$54,034,497	1.5x	$71,324,415	1.3x	n/a	10%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BXG – Blackstone Growth, BXLS – Blackstone Life Sciences.

* Represents funds that are currently in their investment period.

Blackstone | 20

INVESTMENT RECORDS AS OF MARCH 31, 2025(a) – (CONT’D)

Selected Perpetual Capital Strategies(m)

($ in thousands, except where noted)	Investment	Total	Total Net

Strategy (Inception Year)	Strategy	AUM	Return (n)

Real Estate

BPP - Blackstone Property Partners Platform (2013) (o)	Core+ Real Estate	$62,246,146	5%

BREIT - Blackstone Real Estate Income Trust (2017) (p)	Core+ Real Estate	53,267,424	9%

BREIT - Class I (q)	Core+ Real Estate		9%

BXMT - Blackstone Mortgage Trust (2013) (r)	Real Estate Debt	6,225,308	7%

Private Equity

BXGP – Blackstone GP Stakes (2014) (s)	Minority GP Interests	11,483,530	14%

BIP - Blackstone Infrastructure Partners (2019) (t)	Infrastructure	48,495,939	17%

BXPE - Blackstone Private Equity Strategies Fund Program (2024) (u)	Private Equity	10,066,923	14%

BXPE - Class I (v)	Private Equity		15%

Credit

BXSL - Blackstone Secured Lending Fund (2018) (w)	U.S. Direct Lending	15,650,544	11%

BCRED - Blackstone Private Credit Fund (2021) (x)	U.S. Direct Lending	81,054,199	10%

BCRED - Class I (y)	U.S. Direct Lending		10%

ECRED - Blackstone European Credit Fund (2022) (z)	European Direct Lending	€2,101,750	10%

ECRED - Class I (aa)	European Direct Lending		11%

 Investment Records as of March 31, 2025 - Notes

(a)	Excludes investment vehicles where Blackstone does not earn fees.

(b)

Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.

(c)	Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.

(d)

Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to March 31, 2025 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.

(e)

The 12% Realized Net IRR and 12% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International I-II performance reflects a 10% Realized Net IRR and a 10% Total Net IRR.

(f)

BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.

(g)	BREDS High-Yield represents the flagship real estate debt drawdown funds only.

(h)	Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.

(i)

Strategic Partners’ Unrealized Investment Value, Realized Investment Value, Total Investment Value, Total MOIC and Total Net IRRs are reported on a three-month lag and therefore do not include the impact of economic and market activities in the current quarter. Realizations are treated as returns of capital until fully recovered and therefore Unrealized and Realized MOICs and Realized Net IRRs are not applicable. Committed Capital and Available Capital are presented as of the current quarter.

(j)

European Senior Debt II IRR represents the blended return across the commingled levered and unlevered funds within the strategy. The total net returns were 14% and 8%, respectively, for the levered and unlevered funds of the strategy.

(k)	Senior Direct Lending IRR represents the blended return across the commingled levered and unlevered funds within the strategy. Total Net IRR is not meaningful across each of the funds as of 1Q’25.

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes continue on page 22.	Blackstone | 21

INVESTMENT RECORDS AS OF MARCH 31, 2025(a) – (CONT’D)

(l)	Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

(m)

Represents the performance for select Perpetual Capital Strategies; strategies excluded consist primarily of (1) investment strategies that have been investing for less than one year, (2) perpetual capital assets managed for certain insurance clients, and (3) investment vehicles where Blackstone does not earn fees.

(n)

Unless otherwise indicated, Total Net Return represents the annualized inception to March 31, 2025 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of investor cash flows. Initial inception date of cash flows occurred during the Inception Year.

(o)

BPP represents the aggregate Total AUM and Total Net Return of the BPP Platform, which comprises over 30 funds, co-investment and separately managed account vehicles. It includes certain vehicles managed as part of the BPP Platform but not classified as Perpetual Capital. As of March 31, 2025, these vehicles represented $2.8 billion of Total AUM.

(p)

The BREIT Total Net Return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 1, 2017.

(q)

Represents the Total Net Return for BREIT’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. Class I Total Net Return is presented on an annualized basis and is from January 1, 2017.

(r)	The BXMT Total Net Return reflects annualized market return of a shareholder invested in BXMT since inception, May 22, 2013, assuming reinvestment of all dividends received during the period.

(s)

Effective 1Q’25, the Blackstone Strategic Capital Holdings (BSCH) strategy was renamed Blackstone GP Stakes (BXGP). BXGP represents the aggregate Total AUM and Total Net Return of BSCH I and II funds that invest as part of the Secondaries GP Stakes strategy, which targets minority investments in the general partners of private equity and other private-market alternative asset management firms globally. Including co-investment vehicles that do not pay fees, BXGP Total AUM is $12.9 billion.

(t)

BIP represents the aggregate Total AUM and Total Net Return of infrastructure-focused funds and co-investment vehicles for institutional investors with a primary focus on the U.S. and Europe. Including co-investment vehicles that do not pay fees, BIP Total AUM is $59.0 billion.

(u)

The BXPE Total Net Return reflects a per share blended return, assuming the BXPE Fund Program had a single vehicle and a single share class, reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BXPE. This return is not representative of the return experienced by any particular vehicle, investor or share class. For purposes of calculating the blended return, vehicles or share classes that report in a foreign currency have been converted to U.S. dollars at the spot rate as of February 28, 2025, the latest reporting date for the BXPE Fund Program. Total net return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation. BXPE Total AUM reflects net asset value as of February 28, 2025 plus subscriptions as of March 1, 2025. BXPE AUM, to the extent managed by a different business, is reported in such business for the purposes of segment AUM reporting.

(v)

Represents the blended Total Net Return for BXPE Fund Program Class I shares, the Program’s largest share class across vehicles. Performance varies by vehicle and share class. Class I Total Net Return assumes reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by the Class I shares. For purposes of calculating the blended Class I return, vehicles or share classes that report in a foreign currency have been converted to U.S. dollars at the spot rate as of February 28, 2025, the latest reporting date for the BXPE Fund Program. Class I Total Net Return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation.

(w)

The BXSL Total AUM and Total Net Return are presented as of December 31, 2024. BXSL Total Net Return reflects the change in NAV per share, plus distributions per share (assuming dividends and distributions are reinvested in accordance with BXSL’s dividend reinvestment plan) divided by the beginning NAV per share. Total Net Returns are presented on an annualized basis and are from November 20, 2018.

(x)

The BCRED Total Net Return reflects a per share blended return, assuming BCRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 7, 2021. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. BCRED net asset value as of March 31, 2025 was $41.8 billion.

(y)

Represents the Total Net Return for BCRED’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. Class I Total Net Return is presented on an annualized basis and is from January 7, 2021.

(z)

The ECRED Total Net Return reflects a per share blended return, assuming ECRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from October 3, 2022. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. ECRED net asset value as of March 31, 2025 was €1.1 billion.

(aa)

Represents the Total Net Return for ECRED’s Class I shares, its largest share class. Performance varies by share class. Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. Class I Total Net Return is presented on an annualized basis and is from October 3, 2022.

Blackstone | 22

SHAREHOLDER DIVIDENDS

▪	Generated $1.09 of Distributable Earnings per common share during the quarter, bringing the LTM amount to $4.75 per common share.

▪	Blackstone declared a quarterly dividend of $0.93 per common share to record holders as of April 28, 2025; payable on May 5, 2025.

						% Change			% Change

($ in thousands, except per share data)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25	vs. 1Q’24	1Q’24 LTM	1Q’25 LTM	vs. 1Q’24 LTM

Distributable Earnings	$1,266,378	$1,252,221	$1,278,650	$2,169,493	$1,410,805	11%	$5,078,241	$6,111,169	20%

Add: Other Payables Attributable to Common Shareholders	130,920	124,280	73,491	185,782	138,425	6%	437,700	521,978	19%

DE Before Certain Payables	1,397,298	1,376,501	1,352,141	2,355,275	1,549,230	11%	5,515,941	6,633,147	20%

Percent to Common Shareholders	62%	63%	63%	63%	63%		62%	63%

DE Before Certain Payables Attributable to Common Shareholders	871,887	864,033	849,966	1,482,636	980,440	12%	3,435,575	4,177,075	22%

Less: Other Payables Attributable to Common Shareholders	(130,920)	(124,280)	(73,491)	(185,782)	(138,425)	6%	(437,700)	(521,978)	19%

DE Attributable to Common Shareholders	740,967	739,753	776,475	1,296,854	842,015	14%	2,997,875	3,655,097	22%

DE per Common Share	$0.98	$0.96	$1.01	$1.69	$1.09	11%	$3.96	$4.75	20%

Less: Retained Capital per Common Share	$(0.15)	$(0.14)	$(0.15)	$(0.25)	$(0.16)	7%	$(0.60)	$(0.70)	17%

Actual Dividend per Common Share	$0.83	$0.82	$0.86	$1.44	$0.93	12%	$3.36	$4.05	21%

Record Date					Apr 28, 2025

Payable Date					May 5, 2025

A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 36-38, Definitions and Dividend Policy. See additional notes on page 35.	Blackstone | 23

SHARE SUMMARY

▪	Distributable Earnings Shares Outstanding as of quarter end of 1,222 million shares.

–	Repurchased 0.2 million common shares in the quarter and 3.5 million common shares over the LTM.

–	Available authorization remaining was $1.8 billion at March 31, 2025.

	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25

Participating Common Shares	759,176,426	768,224,405	767,895,244	768,722,241	773,038,934

Participating Partnership Units	457,490,143	455,642,926	453,685,697	452,448,896	448,468,715

Distributable Earnings Shares Outstanding	1,216,666,569	1,223,867,331	1,221,580,941	1,221,171,137	1,221,507,649

Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.	Blackstone | 24

Reconciliations and Disclosures

Blackstone | 25

BLACKSTONE’S FIRST QUARTER 2025 GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share data) (unaudited)	1Q’24	1Q’25	1Q’24 LTM	1Q’25 LTM

Revenues

Management and Advisory Fees, Net	$1,727,148	$1,904,317	$6,740,093	$7,366,105

Incentive Fees	179,341	191,825	731,636	976,662

Investment Income

Performance Allocations

Realized	652,517	562,050	2,229,464	3,367,279

Unrealized	445,943	263,201	(486,513)	188,665

Principal Investments

Realized	78,597	185,542	274,362	439,203

Unrealized	461,623	158,713	349,886	77,681

Total Investment Income	1,638,680	1,169,506	2,367,199	4,072,828

Interest and Dividend Revenue	97,839	97,420	523,851	410,740

Other	44,820	(73,610)	(33,955)	5,263

Total Revenues	$3,687,828	$3,289,458	$10,328,824	$12,831,598

Expenses

Compensation and Benefits

Compensation	794,803	1,029,362	2,863,965	3,282,788

Incentive Fee Compensation	73,707	57,029	291,493	356,908

Performance Allocations Compensation

Realized	258,894	241,890	862,959	1,415,213

Unrealized	180,900	103,559	(160,254)	62,680

Total Compensation and Benefits	1,308,304	1,431,840	3,858,163	5,117,589

General, Administrative and Other	369,950	332,373	1,213,861	1,324,332

Interest Expense	108,203	118,115	435,630	453,600

Fund Expenses	3,950	12,104	74,538	27,830

Total Expenses	$1,790,407	$1,894,432	$5,582,192	$6,923,351

Other Income (Loss)

Change in Tax Receivable Agreement Liability	-	-	(21,988)	(41,246)

Net Gains (Losses) from Fund Investment Activities	(17,767)	57,575	(145,632)	165,426

Total Other Income (Loss)	$(17,767)	$57,575	$(167,620)	$124,180

Income Before Provision for Taxes	$1,879,654	$1,452,601	$4,579,012	$6,032,427

Provision for Taxes	283,671	243,827	749,457	981,827

Net Income	$1,595,983	$1,208,774	$3,829,555	$5,050,600

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	(39,669)	7,900	(278,487)	(13,720)

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	102,827	100,547	252,113	471,546

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	685,439	485,475	1,703,475	2,048,800

Net Income Attributable to Blackstone Inc. (‘‘BX’’)	$847,386	$614,852	$2,152,454	$2,543,974

Net Income Per Share of Common Stock, Basic	$1.12	$0.80	$2.84	$3.31

Net Income Per Share of Common Stock, Diluted	$1.11	$0.80	$2.84	$3.31

Blackstone | 26

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	QTD					LTM

($ in thousands)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25	1Q’24	1Q’25

Net Income Attributable to Blackstone Inc.	$847,386	$444,414	$780,835	$703,873	$614,852	$2,152,454	$2,543,974

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	685,439	403,108	603,057	557,160	485,475	1,703,475	2,048,800

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	102,827	100,583	202,929	67,487	100,547	252,113	471,546

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	(39,669)	258	(22,184)	306	7,900	(278,487)	(13,720)

Net Income	$1,595,983	$948,363	$1,564,637	$1,328,826	$1,208,774	$3,829,555	$5,050,600

Provision for Taxes	283,671	260,246	245,303	232,451	243,827	749,457	981,827

Income Before Provision for Taxes	$1,879,654	$1,208,609	$1,809,940	$1,561,277	$1,452,601	$4,579,012	$6,032,427

Transaction-Related and Non-Recurring Items (a)	52,197	4,962	(394)	(393)	18,824	69,557	22,999

Amortization of Intangibles (b)	7,333	7,333	7,333	7,333	7,333	29,449	29,332

Impact of Consolidation (c)	(63,158)	(100,841)	(180,745)	(67,793)	(108,447)	26,374	(457,826)

Unrealized Performance Revenues (d)	(445,936)	(122,239)	(1,154,905)	1,351,673	(263,201)	486,536	(188,672)

Unrealized Performance Allocations Compensation (e)	180,900	101,680	465,099	(607,658)	103,559	(160,254)	62,680

Unrealized Principal Investment (Income) Loss (f)	(442,976)	38,125	90,254	42,729	(161,257)	(328,795)	9,851

Other Revenues (g)	(44,747)	(19,541)	96,329	(155,207)	73,635	34,156	(4,784)

Equity-Based Compensation (h)	317,779	295,396	262,798	283,149	471,302	1,009,119	1,312,645

Administrative Fee Adjustment (i)	2,477	2,465	3,219	3,429	4,186	9,737	13,299

Taxes and Related Payables (j)	(177,145)	(163,728)	(120,278)	(249,046)	(187,730)	(676,650)	(720,782)

Distributable Earnings	$1,266,378	$1,252,221	$1,278,650	$2,169,493	$1,410,805	$5,078,241	$6,111,169

Taxes and Related Payables (j)	177,145	163,728	120,278	249,046	187,730	676,650	720,782

Net Interest and Dividend (Income) Loss (k)	9,801	3,425	1,731	18,480	20,530	(105,427)	44,166

Total Segment Distributable Earnings	$1,453,324	$1,419,374	$1,400,659	$2,437,019	$1,619,065	$5,649,464	$6,876,117

Realized Performance Revenues (l)	(536,393)	(542,889)	(342,669)	(865,080)	(460,023)	(1,955,969)	(2,210,661)

Realized Performance Compensation (m)	253,024	251,057	157,570	289,595	220,924	853,017	919,146

Realized Principal Investment (Income) Loss (n)	(9,938)	(16,572)	(40,403)	(25,613)	(117,910)	(77,179)	(200,498)

Fee Related Earnings	$1,160,017	$1,110,970	$1,175,157	$1,835,921	$1,262,056	$4,469,333	$5,384,104

Adjusted EBITDA Reconciliation

Distributable Earnings	$1,266,378	$1,252,221	$1,278,650	$2,169,493	$1,410,805	$5,078,241	$6,111,169

Interest Expense (o)	107,640	108,424	111,326	117,027	117,950	432,952	454,727

Taxes and Related Payables (j)	177,145	163,728	120,278	249,046	187,730	676,650	720,782

Depreciation and Amortization (p)	26,053	25,336	24,685	22,682	22,226	97,002	94,929

Adjusted EBITDA	$1,577,216	$1,549,709	$1,534,939	$2,558,248	$1,738,711	$6,284,845	$7,381,607

Notes on pages 28-29.	Blackstone | 27

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Note:  See pages 36-38, Definitions and Dividend Policy.

(a)

This adjustment removes Transaction-Related and Non-Recurring Items, which are excluded from Blackstone’s segment presentation. Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of
Blackstone’s operational performance.

(b)	This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation.
(c)

This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(d)

This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.

	QTD					LTM

($ in thousands)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25	1Q’24	1Q’25

GAAP Unrealized Performance Allocations	$445,943	$122,229	$1,154,918	$(1,351,683)	$263,201	$(486,513)	$ 188,665

Segment Adjustment	(7)	10	(13)	10	-	(23)	7

Unrealized Performance Revenues	$445,936	$122,239	$1,154,905	$(1,351,673)	$263,201	$(486,536)	$ 188,672

(e)   This adjustment removes Unrealized Performance Allocations Compensation.

(f)  This adjustment removes Unrealized Principal Investment Income on a segment basis. The Segment Adjustment represents (1) the add back of Principal
Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and
(2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

	QTD					LTM

($ in thousands)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25	1Q’24	1Q’25

GAAP Unrealized Principal Investment Income (Loss)	$461,623	$(31,776)	$(1,864)	$(47,392)	$158,713	$349,886	$ 77,681

Segment Adjustment	(18,647)	(6,349)	(88,390)	4,663	2,544	(21,091)	(87,532)

Unrealized Principal Investment Income (Loss)	$442,976	$(38,125)	$(90,254)	$(42,729)	$161,257	$328,795	$ (9,851)

(g) This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents the removal of certain Transaction-Related and Non- Recurring Items.

	QTD					LTM

($ in thousands)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25	1Q’24	1Q’25

GAAP Other Revenue	$44,820	$19,631	$(96,312)	$155,554	$(73,610)	$(33,955)	$ 5,263

Segment Adjustment	(73)	(90)	(17)	(347)	(25)	(201)	(479)

Other Revenues	$44,747	$19,541	$(96,329)	$155,207	$(73,635)	$(34,156)	$ 4,784

(h)   This adjustment removes Equity-Based Compensation on a segment basis.

(i)  This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership
Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in
Blackstone’s segment presentation.

Blackstone | 28

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES (CONT’D)

(j)

Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision
(Benefit) for Taxes and adjusted to exclude the tax impact of any divestitures. For interim periods, taxes are calculated using the preferred annualized effective tax rate approach. Related Payables represent tax-related payables including the amount payable to holders of the Tax Receivable Agreements based on expected tax savings generated in the current period. Please refer to page 36 for the full definition of Taxes and Related Payables.

	QTD					LTM

($ in thousands)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25	1Q’24	1Q’25

Taxes	$155,873	$141,656	$95,483	$211,496	$162,535	$585,796	$611,170

Related Payables	21,272	22,072	24,795	37,550	25,195	90,854	109,612

Taxes and Related Payables	$177,145	$163,728	$120,278	$249,046	$187,730	$676,650	$720,782

(k)   This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of
Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

	QTD					LTM

($ in thousands)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25	1Q’24	1Q’25

GAAP Interest and Dividend Revenue	$97,839	$104,999	$109,774	$98,547	$97,420	$523,851	$410,740

Segment Adjustment	-	-	(179)	-	-	14,528	(179)

Interest and Dividend Revenue	$97,839	$104,999	$109,595	$98,547	$97,420	$538,379	$410,740

GAAP Interest Expense	$108,203	$108,616	$111,337	$115,532	$118,115	$435,630	$453,600

Segment Adjustment	(563)	(192)	(11)	1,495	(165)	(2,678)	1,127

Interest Expense	$107,640	$108,424	$111,326	$117,027	$117,950	$432,952	$454,727

Net Interest and Dividend Income (Loss)	$(9,801)	$(3,425)	$(1,731)	$(18,480)	$(20,530)	$105,427	$(44,166)

(l)  This adjustment removes the total segment amount of Realized Performance Revenues.

(m)  This adjustment removes the total segment amount of Realized Performance Compensation.

(n)   This adjustment removes the total segment amount of Realized Principal Investment Income.

(o)   This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.

(p)   This adjustment adds back Depreciation and Amortization on a segment basis.

Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding

	QTD

	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25

GAAP Shares of Common Stock Outstanding	722,263,433	722,540,712	730,699,964	731,925,965	737,929,437

Unvested Participating Common Shares	36,912,993	45,683,693	37,195,280	36,796,276	35,109,497

Total Participating Common Shares	759,176,426	768,224,405	767,895,244	768,722,241	773,038,934

Participating Partnership Units	457,490,143	455,642,926	453,685,697	452,448,896	448,468,715

Distributable Earnings Shares Outstanding	1,216,666,569	1,223,867,331	1,221,580,941	1,221,171,137	1,221,507,649

Disclosure of Weighted-Average Shares Common Stock Outstanding
	QTD					LTM

	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25	1Q’24	1Q’25

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Basic	759,798,537	769,187,351	768,230,595	768,689,957	771,796,385	758,594,227	769,464,144

Weighted-Average Shares of Unvested Deferred Restricted Common Stock	459,107	47,326	49,771	80,028	638,217	185,544	203,836

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Diluted	760,257,644	769,234,677	768,280,366	768,769,985	772,434,602	758,779,771	769,667,980

Blackstone | 29

BLACKSTONE’S FIRST QUARTER 2025 GAAP CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

($ in thousands) (unaudited)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25

Assets

Cash and Cash Equivalents	$2,504,471	$2,381,436	$2,353,332	$1,972,140	$2,386,979

Cash Held by Blackstone Funds and Other	167,711	219,393	180,545	204,052	1,012,958

Investments	25,922,290	26,426,289	28,322,715	29,800,566	30,259,429

Accounts Receivable	199,302	247,538	300,004	237,930	221,200

Due from Affiliates	4,695,224	4,868,069	5,163,883	5,409,315	5,434,078

Intangible Assets, Net	192,227	183,246	174,265	165,243	156,269

Goodwill	1,890,202	1,890,202	1,890,202	1,890,202	1,890,202

Other Assets	1,072,627	1,083,400	933,990	947,859	929,107

Right-of-Use Assets	805,454	995,524	978,699	838,620	807,487

Deferred Tax Assets	2,256,794	2,289,932	2,277,807	2,003,948	2,157,920

Total Assets	$39,706,302	$40,585,029	$42,575,442	$43,469,875	$45,255,629

Liabilities and Equity

Loans Payable	$10,740,171	$10,688,193	$10,752,246	$11,320,956	$12,454,559

Due to Affiliates	2,135,478	2,364,099	2,620,530	2,808,148	3,361,900

Accrued Compensation and Benefits	5,378,212	5,703,156	6,398,365	6,087,700	6,164,503

Operating Lease Liabilities	951,648	1,142,317	1,136,671	965,742	937,369

Accounts Payable, Accrued Expenses and Other Liabilities	2,023,359	2,012,969	2,202,689	2,792,314	2,472,395

Total Liabilities	21,228,868	21,910,734	23,110,501	23,974,860	25,390,726

Redeemable Non-Controlling Interests in Consolidated Entities	935,005	888,868	892,846	801,399	1,382,374

Equity

Common Stock, $0.00001 par value (737,929,437 shares issued and outstanding as of March 31, 2025)	7	7	7	7	7

Series I Preferred Stock, $0.00001 par value (1 share issued and outstanding as of March 31, 2025)	-	-	-	-	-

Series II Preferred Stock, $0.00001 par value (1 share issued and outstanding as of March 31, 2025)	-	-	-	-	-

Additional Paid-in-Capital	6,190,142	6,260,619	6,257,788	7,444,561	7,686,980

Retained Earnings	796,201	607,564	760,471	808,079	320,160

Accumulated Other Comprehensive Loss	(31,282)	(34,617)	(10,609)	(40,326)	(29,027)

Non-Controlling Interests in Consolidated Entities	5,381,678	5,682,606	6,015,967	6,154,943	6,400,585

Non-Controlling Interests in Blackstone Holdings	5,205,683	5,269,248	5,548,471	4,326,352	4,103,824

Total Equity	17,542,429	17,785,427	18,572,095	18,693,616	18,482,529

Total Liabilities and Equity	$39,706,302	$40,585,029	$42,575,442	$43,469,875	$45,255,629

See page 31, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.	Blackstone | 30

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

($ in thousands)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25

Investments of Consolidated Blackstone Funds	$3,458,911	$3,621,676	$3,873,027	$3,890,732	$4,589,194

Equity Method Investments

Partnership Investments	6,100,640	6,107,429	6,295,704	6,546,728	6,740,599

Accrued Performance Allocations	11,163,116	11,132,801	12,411,485	12,397,366	12,522,848

Corporate Treasury Investments	197,976	176,330	147,642	1,147,328	106,684

Other Investments	5,001,647	5,388,053	5,594,857	5,818,412	6,300,105

Total GAAP Investments	25,922,290	26,426,289	28,322,715	29,800,566	30,259,430

Accrued Performance Allocations - GAAP	$11,163,116	$11,132,801	$12,411,485	$12,397,366	$12,522,848

Impact of Consolidation (a)	-	-	-	-	-

Due from Affiliates - GAAP (b)	249,968	235,767	253,490	489,086	249,376

Less: Net Realized Performance Revenues (c)	(448,811)	(146,832)	(141,896)	(1,050,026)	(927,240)

Less: Accrued Performance Compensation - GAAP (d)	(4,880,191)	(5,007,547)	(5,531,520)	(5,555,870)	(5,446,352)

Net Accrued Performance Revenues	$6,084,082	$6,214,189	$6,991,559	$6,280,556	$6,398,632

Corporate Treasury and Other Investments - GAAP	$5,199,623	$5,564,383	$5,742,499	$6,965,740	$6,406,789

Impact of Consolidation (a)	484,521	590,551	580,076	622,411	857,457

Other Assets (e)	228,702	218,728	250,996	159,011	180,761

Other Liabilities (f)	(6,651)	(6,874)	(6,584)	(4,024)	(3,653)

Corporate Treasury and Other Investments - Deconsolidated (g)	$5,906,195	$6,366,788	$6,566,987	$7,743,138	$7,441,354

Partnership Investments - GAAP	$6,100,640	$6,107,429	$6,295,704	$6,546,728	$6,740,599

Impact of Consolidation (h)	(3,308,117)	(3,401,589)	(3,482,920)	(3,482,497)	(3,559,722)

GP/Fund Investments - Deconsolidated	$2,792,523	$2,705,840	$2,812,784	$3,064,231	$3,180,877

Loans Payable - GAAP	$10,740,171	$10,688,193	$10,752,246	$11,320,956	$12,454,559

Impact of Consolidation (i)	(169,836)	(130,321)	(107,715)	(87,488)	(266,568)

Outstanding Debt - Carrying Value	10,570,335	10,557,872	10,644,531	11,233,468	12,187,991

Unamortized Discount	127,614	124,677	122,418	127,281	125,209

Outstanding Debt (at par) - Deconsolidated	$10,697,949	$10,682,549	$10,766,949	$11,360,749	$12,313,200

(a)	This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)	Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)	Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)	Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)	This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, reverse repurchase agreements and Due from Affiliates.
(f)

This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities, Repurchase
Agreements and securities sold short, not yet purchased.

(g)

Deconsolidated Other Investments was $6.3 billion as of March 31, 2025, which was comprised of $5.8 billion of liquid investments and $509 million of illiquid investments. The liquid portion of Other Investments relates to public equity securities and other investments held by Blackstone that can be easily converted to cash and may include securities and investments subject to lock-up periods.

(h)

This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.

(i)	This adjustment removes amounts related to consolidated Blackstone Funds.

Blackstone | 31

RECONCILIATION OF GAAP TO TOTAL SEGMENTS

	QTD					LTM

($ in thousands)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25	1Q’24	1Q’25

Management and Advisory Fees, Net

GAAP	$1,727,148	$1,787,313	$1,794,894	$1,879,581	$1,904,317	$6,740,093	$7,366,105

Segment Adjustment (a)	(19,577)	(7,375)	(8,160)	(20,290)	(12,319)	(21,665)	(48,144)

Total Segment	$1,707,571	$1,779,938	$1,786,734	$1,859,291	$1,891,998	$6,718,428	$7,317,961

GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues

GAAP

Incentive Fees	179,341	188,299	191,794	404,744	191,825	731,636	976,662

Investment Income - Realized Performance Allocations	652,517	531,641	414,755	1,858,833	562,050	2,229,464	3,367,279

GAAP	$831,858	$719,940	$606,549	$2,263,577	$753,875	$2,961,100	$4,343,941

Total Segment

Less: Realized Performance Revenues	(536,393)	(542,889)	(342,669)	(865,080)	(460,023)	(1,955,969)	(2,210,661)

Segment Adjustment (b)	36	16	221	779	63	653	1,079

Total Segment	$295,501	$177,067	$264,101	$1,399,276	$293,915	$1,005,784	$2,134,359

GAAP Compensation to Total Segment Fee Related Compensation

GAAP

Compensation	794,803	766,647	732,041	754,738	1,029,362	2,863,965	3,282,788

Incentive Fees Compensation	73,707	77,139	73,464	149,276	57,029	291,493	356,908

Realized Performance Allocations Compensation	258,894	260,736	169,740	742,847	241,890	862,959	1,415,213

GAAP	$1,127,404	$1,104,522	$975,245	$1,646,861	$1,328,281	$4,018,417	$5,054,909

Total Segment

Less: Realized Performance Compensation	(253,024)	(251,057)	(157,570)	(289,595)	(220,924)	(853,017)	(919,146)

Less: Equity-Based Compensation - Fee Related Compensation	(313,400)	(291,540)	(259,265)	(278,849)	(464,053)	(994,821)	(1,293,707)

Less: Equity-Based Compensation - Performance Compensation	(4,379)	(3,856)	(3,533)	(4,300)	(7,249)	(14,298)	(18,938)

Segment Adjustment (c)	(2,524)	(5,156)	(22)	3,360	(19,073)	(23,065)	(20,891)

Total Segment	$554,077	$552,913	$554,855	$1,077,477	$616,982	$2,133,216	$2,802,227

GAAP General, Administrative and Other to Total Segment Other Operating Expenses

GAAP	$369,950	$311,928	$340,945	$339,086	$332,373	$1,213,861	$1,324,332

Segment Adjustment (d)	(80,972)	(18,806)	(20,122)	6,083	(25,498)	(92,198)	(58,343)

Total Segment	$288,978	$293,122	$320,823	$345,169	$306,875	$1,121,663	$1,265,989

Realized Performance Revenues

GAAP

Incentive Fees	179,341	188,299	191,794	404,744	191,825	731,636	976,662

Investment Income - Realized Performance Allocations	652,517	531,641	414,755	1,858,833	562,050	2,229,464	3,367,279

GAAP	$831,858	$719,940	$606,549	$2,263,577	$753,875	$2,961,100	$4,343,941

Total Segment

Less: Fee Related Performance Revenues	(295,501)	(177,067)	(264,101)	(1,399,276)	(293,915)	(1,005,784)	(2,134,359)

Segment Adjustment (b)	36	16	221	779	63	653	1,079

Total Segment	$536,393	$542,889	$342,669	$865,080	$460,023	$1,955,969	$2,210,661

Blackstone | 32

RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

	QTD					LTM

($ in thousands)	1Q’24	2Q’24	3Q’24	4Q’24	1Q’25	1Q’24	1Q’25

Realized Performance Compensation

GAAP

Incentive Fee Compensation	$73,707	$77,139	$73,464	$149,276	$57,029	$291,493	$356,908

Realized Performance Allocations Compensation	258,894	260,736	169,740	742,847	241,890	862,959	1,415,213

GAAP	$332,601	$337,875	$243,204	$892,123	$298,919	$1,154,452	$1,772,121

Total Segment

Less: Fee Related Performance Compensation (e)	(75,198)	(82,962)	(82,101)	(598,228)	(70,746)	(287,137)	(834,037)

Less: Equity-Based Compensation - Performance Compensation	(4,379)	(3,856)	(3,533)	(4,300)	(7,249)	(14,298)	(18,938)

Total Segment	$253,024	$251,057	$157,570	$289,595	$220,924	$853,017	$919,146

Realized Principal Investment Income (Loss)

GAAP	$78,597	$74,045	$95,235	$84,381	$185,542	$274,362	$439,203

Segment Adjustment (f)	(68,659)	(57,473)	(54,832)	(58,768)	(67,632)	(197,183)	(238,705)

Total Segment	$9,938	$16,572	$40,403	$25,613	$117,910	$77,179	$200,498

GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest and Dividend Income (Loss)

GAAP

Interest and Dividend Revenue	97,839	104,999	109,774	98,547	97,420	523,851	410,740

Interest Expense	(108,203)	(108,616)	(111,337)	(115,532)	(118,115)	(435,630)	(453,600)

GAAP	$(10,364)	$(3,617)	$(1,563)	$(16,985)	$(20,695)	$88,221	$(42,860)

Segment Adjustment (g)	563	192	(168)	(1,495)	165	17,206	(1,306)

Total Segment	$(9,801)	$(3,425)	$(1,731)	$(18,480)	$(20,530)	$105,427	$(44,166)

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated
Statement of Operations (page 26). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related and Non-Recurring Items.

(a)

Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts attributable to the reimbursement of certain expenses by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures.

(b)	Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)	Represents the removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures.
(d)

Represents the (1) removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment Measures, (2) removal of amounts attributable to certain expenses that are reimbursed by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures, and (3) a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

(e)	Fee related performance compensation may include equity based compensation based on fee related performance revenues.
(f)

Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-
controlling interests.

(g)

Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and
(2) the removal of interest expense associated with the Tax Receivable Agreement.

Blackstone | 33

NOTES

 Notes to page 4 - Investment Performance and Net Accrued Performance Revenues

▪	The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone.

▪	Core+ appreciation represents a weighted average of BREIT’s per share appreciation, BEPIF’s per share appreciation, and BPP’s appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values, BEPIF’s monthly net asset values, and the average of BPP’s quarterly adjusted beginning period market values for the period.

▪	Throughout this presentation, Secondaries reflects Strategic Partners and GP Stakes unless otherwise indicated. Results for the Secondaries business refer to the appreciation of the Strategic Partners funds and do not include results for GP Stakes. Strategic Partners results are reported on a three-month lag from fund financial statements, which generally report underlying investments on a same-quarter basis, if available. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter.
Current market activity is expected to affect reported results in upcoming quarters.

▪	Effective 1Q’25, Private Credit returns were amended to include only the Flagship commingled funds across the opportunistic lending, global middle market direct lending funds (including BXSL, BCRED, and ECRED strategies), stressed/distressed strategies, and non-investment grade infrastructure and asset-based credit strategies. Separately managed accounts, funds with a limited number of limited partners that are not broadly marketed, inactive investment strategies, unlevered funds within a strategy that has designated levered and unlevered sleeves, and
Multi-Asset Credit strategies are excluded. Liquid Credit returns include CLOs, closed-ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation, funds investing primarily in investment grade corporate credit and asset-based finance are excluded. Blackstone Funds that were contributed to Blackstone Credit as part of Blackstone’s acquisition of Blackstone Credit, formerly known as GSO, in March 2008 and the pre-
acquisition date performance for funds and vehicles acquired by Blackstone Credit subsequent to March 2008, are also excluded.

▪	The Absolute Return Composite gross and net returns are based on the Multi-Asset Investing (“BXMA”) Absolute Return Composite, which includes only BXMA-managed commingled and customized multi-manager funds and accounts and does not include BXMA’s liquid solutions group, seeding, multi-strategy, and advisory (non-discretionary) platforms, except for investments by Absolute Return funds directly into those platforms. BXMA-managed funds in liquidation and, in the case of net returns, non fee-paying assets are also excluded. The funds/accounts that comprise the Absolute Return Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BXMA would have made the same mix of investments in a stand-alone fund/account. The Absolute Return Composite is not an investible product and, as such, the performance of the Absolute Return Composite does not represent the performance of an actual fund or account.

 Notes to page 17 – Deconsolidated Balance Sheet Highlights

▪	GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Credit & Insurance, and Multi-Asset Investing, which were
$594 million, $1.5 billion, $988 million, and $113 million, respectively, as of March 31, 2025. Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 24, Share Summary).

Blackstone | 34

NOTES – (CONT’D)

 Notes to page 23 – Shareholder Dividends

▪	DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax
expense (benefit) of wholly owned subsidiaries. Common shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and
certain other tax-related payables.

▪	Per Share calculations are based on end of period Participating Common Shares (page 24, Share Summary); actual dividends are paid to shareholders as of the applicable record date.

▪	Retained capital is withheld pro rata from common shareholders and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $124 million for 1Q’25 and $539 million for 1Q’25 LTM.

Blackstone | 35

DEFINITIONS AND DIVIDEND POLICY

Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

▪	Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee
Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related and Non-Recurring Items. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Realizations is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance Revenues
(which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation
(which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based Performance
Compensation).

–	Segment Revenues represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income.

▪	Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings
Partnerships. DE is the sum of Segment DE plus Net Interest and Dividend Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before
Provision (Benefit) for Taxes.

–	Net Interest and Dividend Income (Loss) is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.

–	Taxes and Related Payables represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on
Income (Loss) Before Provision (Benefit) for Taxes and including the Payable under the Tax Receivable Agreement. Further, the current tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-
based compensation charges and certain Transaction-Related and Non-Recurring Items where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of divestitures and accrued tax contingencies and refunds which are reflected when paid or received. The Payable under the Tax
Receivable Agreement reflects the expected amount of tax savings generated in the period that holders of the Tax Receivable Agreements are entitled to receive in future periods. Management believes that including the amount payable under the tax receivable agreement and utilizing the current income tax provision adjusted as described above when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.

▪	Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and
(b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income
(Loss) Before Provision (Benefit) for Taxes.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

–	Fee Related Compensation is presented on a segment basis and refers to the compensation expense, excluding Equity-Based
Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee
Related Performance Compensation.

–	Fee Related Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

–	Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to
(a) remove the Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment Measures, (b) remove certain expenses reimbursed by the Blackstone Funds which are netted against Management and Advisory Fees, Net in Blackstone’s segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings
Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other
Operating Expenses in Blackstone’s segment presentation.

–	Perpetual Capital refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows or where required redemption requests are limited in quantum. Includes co-investment capital with an investor right to convert into Perpetual Capital.

–	FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related Performance Revenues).

▪	Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and
(c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable
GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

▪	Performance Revenues collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.

▪	Performance Compensation collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.

–	Performance Compensation reflects an increase in the aggregate Realized Performance Compensation paid to certain of our professionals above the amounts allocable to them based upon the percentage participation in the relevant performance plans previously awarded to them as a result of a compensation program that commenced in 2Q’21. The expectation is that for the full year 2025, Fee Related
Compensation will be decreased by the total amount of additional Performance Compensation awarded for the year. For 1Q’25 QTD, the increase to Realized Performance Compensation was greater than the decrease to Fee Related Compensation, which negatively impacted
Distributable Earnings for the current year quarter. For 1Q’25 LTM, the increase to Realized Performance Compensation was less than the decrease to Fee Related Compensation, which favorably impacted Distributable Earnings for the current year LTM period. For 1Q’24 QTD, the increase to Realized Performance Compensation was greater than the decrease to Fee Related Compensation, which negatively impacted Distributable Earnings for the prior year quarter. For 1Q’24 LTM, the increase to Realized Performance Compensation was less than the decrease to Fee Related Compensation, which favorably impacted Distributable Earnings for the prior year LTM period. These changes typically have an impact on individual quarters but do not impact Income Before Provision (Benefit) for Taxes and Distributable
Earnings for the full year.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

▪	Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

Dividend Policy. Blackstone’s intention is to pay to holders of common stock a quarterly dividend representing approximately 85% of Blackstone
Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.

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FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in our periodic filings with the United States Securities and Exchange
Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

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